EXHIBIT 10.19.2


                         URSTADT BIDDLE PROPERTIES INC.



                          STATUTORY OPTION CERTIFICATE



         This certificate evidences an incentive stock option to purchase Common stock and/or Class A Common stock of Urstadt Biddle Properties Inc. (the "Corporation") granted to the Participant named below under the Corporation's Amended and Restated Stock Option Plan (the "Plan"). The option is subject to the terms and conditions of the Plan, as the Plan may from time to time be amended, and to the additional provisions stated below. The Participant acknowledges receipt of a copy of the Plan. The provisions of the Plan are herein incorporated by reference.

1. Participant:      ___________________________________________


2. Number of common shares of the Corporation subject to the option:
   ________________________________________________________________

   Number of Class A Common shares of the Corporation subject to the option:
   _________________________________________________________________

3. Date of grant: _____________________________

4. Expiration Date:  _____________________________


5. Option Price: Common shares:          $____________
                 Class A Common shares:  $____________

6. Period after death of Participant within which the option may be exercised: one year

7. Exercise of Option: This option shall become exercisable on and after the following dates in cumulative installments of the following percentages of the number of shares set forth in Item 2 above:

                  Date                                      Percentage

                  ----------------                            ----%

                  ----------------                            ----%

                  ----------------                            ----%

                  ----------------                            ----%



  This option may be exercised to the extent it has become exercisable in full at any time on or prior to the Expiration Date. No option may be exercised after the Expiration Date.

8.Limited Transferability: This option may not be transferred by the Participant otherwise than by will or by the laws of descent and distribution, and during the Participant's lifetime is exercisable only by him.



                                         URSTADT BIDDLE PROPERTIES INC.

                                         By:______________________________

                                                              Chairman